DEBT	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
DEBT
DEBT

(in thousands of $)	2015	2014
$33.93 million term loan	28,841	—
$82.5 million term loan	47,597	—
$175.0 million term loan	—	125,000
$284.0 million term loan	262,541	—
$420.0 million term loan	395,875	238,500
$425.0 million term loan	26,885	—
Total U.S. dollar denominated floating rate debt	761,739	363,500
U.S. dollar denominated fixed rate debt	167,815	—
Sellers credit	4,739	—
Total debt	934,293	363,500
Less: current portion	(20,380)	(19,812)
	913,913	343,688

Movements in 2015 and 2014 may be summarized as follows:

(in thousands of $)	Floating rate debt	Fixed rate debt	Sellers credit	Total
Balance at December 31, 2013	95,000	—	—	95,000
Loan repayments	(1,500)	—	—	(1,500)
Loan draw downs	270,000	—	—	270,000
Balance at December 31, 2014	363,500	—	—	363,500
Debt assumed as a result of the Merger	426,602	161,200	4,511	592,313
Loan repayments	(244,338)	—	—	(244,338)
Loan draw downs	215,975	—	—	215,975
Amortization of purchase price adjustment	—	6,615	228	6,843
Balance at December 31, 2015	761,739	167,815	4,739	934,293

$33.93 million credit facility
We assumed this debt of $30.5 million as a result of the Merger. This facility finances two vessels and bears interest of LIBOR plus a margin of 2.75%. Repayments are made on a quarterly basis, each in an amount $0.6 million, with a balloon payment of $22.6 million on the final maturity date of May 25, 2018. As of December 31, 2015, $28.8 million was outstanding under this facility and there was no available, undrawn amount. At December 31, 2015, this facility was secured by two of our Panamax bulk carriers. This loan was amended on March 31, 2016. See Note 33.

$82.5 million credit facility
We assumed this debt of $67.8 million as a result of the Merger. This facility financed six vessels and bears interest of LIBOR plus a margin of 2.75%. In May 2015, we repaid $17.7 million following the sale of Channel Alliance and Channel Navigator. Repayments are made on a quarterly basis, each in an amount $1.2 million, with a balloon payment on the final maturity date on October 31, 2018. As of December 31, 2015,$47.6 million was outstanding under this facility and there was no available, undrawn amount. At December 31, 2015, this facility was secured by four of our Panamax bulk carriers. Following the vessel valuations at December 31, 2015, we paid down $2.0 million in January 2016 to be in compliance with the minimum value covenant under this facility. This loan was amended on March 31, 2016. See Note 33.

$175.0 million term loan facility
This facility bore interest of LIBOR plus a margin of 2.5% and was expected to mature in May 2016. In the third quarter of 2015, we repaid the outstanding balance on this facility of $122.4 million in full following the sale of KSL China, Battersea, Belgravia, Golden Future and Golden Zheijang.

$284.0 million credit facility
We assumed this debt of $260.5 million as a result of the Merger. This facility finances 19 vessels and bears interest of LIBOR plus a margin of 2.0%. Repayments are made on a quarterly basis, each in an amount $4.0 million, with a balloon payment on the final maturity date on December 31, 2019. As of December 31, 2015, $262.5 million was outstanding under this facility and there was no available, undrawn amount. At December 31, 2015, this facility was secured by two of our Capesize bulk carriers, four Panamax vessels, five Supramax vessels and four Ice class Panamax vessels. This loan was amended on March 31, 2016. See Note 33.

$420.0 million term loan facility
In June 2014, we entered into a term loan facility of up to$420.0 million, dependent on the market values of the vessels at the time of draw down, consisting of fourteen tranches of up to $30.0 million to finance, in part, fourteen of our newbuildings. Each tranche is repayable by quarterly installments based on a 20-years profile from the delivery date of each vessel and all amounts outstanding shall be repaid on June 30, 2020. The loan has an interest rate of LIBOR plus a margin of 2.5%. During 2015, $175.0 million was drawn down on delivery of six Capesize bulk carriers and $17.6 million was repaid. As of December 31, 2015 and 2014, the outstanding balance under this facility was $395.9 million and $238.5 million, respectively, and the facility has been drawn down in full. Following the vessel valuations at December 31, 2015, we paid down $2.2 million in January 2016 to be in compliance with the minimum value covenant under this facility and the quarterly repayment schedule was amended to $5.2 million, in total, for all fourteen tranches. The facility is secured by fourteen of our Capesize bulk carriers. This loan was amended on March 31, 2016. See Note 33.

$425.0 million senior secured post-delivery term loan facility
In February 2015, we entered into a senior secured post-delivery term loan facility of up to $425.0 million, depending on the market values of the vessels at the time of draw down, to partially finance fourteen newbuilding vessels. The facility was initially divided into twelve tranches of $30.0 million and two tranches of $32.5 million. Each tranche was originally repayable in quarterly payments of 1/80 of the drawn down amount and all amounts outstanding are to be repaid on the final maturity date of March 31, 2021. The loan bore interest at LIBOR plus a margin of 2.0%. In December 2015, the loan agreement was amended and the minimum level of the loan to value was increased from 55% to 70%. The margin was also amended to 2.20% plus LIBOR and the quarterly repayments changed from 1/80 to 1/64 of the drawn down amount. The amendment also allowed us to substitute the optional additional borrowers with another of our wholly owned subsidiaries.

As of December 31, 2015, the outstanding balance under this facility was $26.9 million following the delivery of Golden Finsbury.

This loan was amended on March 31, 2016. See Note 33.

$201.0 million credit facility
We assumed this debt of $45.4 million as a result of the Merger. This facility financed two vessels and bore interest of LIBOR plus a margin of 2.75%. In the third quarter of 2015, we repaid the outstanding balance on this facility of $44.4 million in full following the sale of Golden Beijing and Golden Zhoushan.

$23.8 million credit facility
We assumed this debt of $22.4 million as a result of the Merger. This facility financed one vessel and bore interest of LIBOR plus a margin of 2.65%. In the third quarter of 2015, we repaid the outstanding balance on this facility of $22.1 million in full following the sale of Golden Magnum.

Loan Amendments
In February 2016, we agreed with our lenders to amend certain of the terms on certain of our facilities. See Note 33, Subsequent Events.The amendments to the loan agreements resulted in re-classification of $34.1 million as long term at December 31, 2015.

Financial covenants
Our loan agreements contain loan-to-value clauses, which could require us to post additional collateral or prepay a portion of the outstanding borrowings should the value of the vessels securing borrowings under each of such agreements decrease below required levels. In addition, the loan agreements contain certain financial covenants, including the requirement to maintain a certain level of free cash, positive working capital and a value adjusted equity covenant. With regards to free cash, we have covenanted to retain at least $48.5 million of cash and cash equivalents as at December 31, 2015 (December 31 2014: $18.9 million) and this is classified as Restricted cash, non current assets. In addition, none of our vessel owning subsidiaries may sell, transfer or otherwise dispose of their interests in the vessels they own without the prior written consent of the applicable lenders unless, in the case of a vessel sale, the outstanding borrowings under the credit facility applicable to that vessel are repaid in full. Failure to comply with any of the covenants in the loan agreements could result in a default, which would permit the lender to accelerate the maturity of the debt and to foreclose upon any collateral securing the debt. Under those circumstances, we might not have sufficient funds or other resources to satisfy our obligations.

In January 2016, we prepaid $4.2 million, in aggregate, on two loan facilities in order to comply with year end minimum value covenant requirements. This amount was classified as short term debt as of December 31, 2015. All other agreements were in compliance with this covenant and other covenants at December 31, 2015.

U.S. Dollar Denominated Fixed Rate Debt
3.07% Convertible Bonds due 2019
In January 2014, the Former Golden Ocean issued a $200 million convertible bond with a 5 year tenor and coupon of 3.07% per year, payable bi-annually in arrears. The convertible bond has no regular repayments and matures in full on January 30, 2019. There are no financial covenants in the convertible bond agreement. At the time of the Merger, we assumed the convertible bond and the conversion price was adjusted based on the exchange ratio in the Merger. The conversion price at December 31, 2015 was $19.93 per share and was subject to adjustment for any dividend payments in the future. The fair value of the convertible bond was determined to be $161.2 million at the time of the Merger based on the quoted price of 80.6%. The difference of $38.8 million is being amortized over the remaining life of the bond so as to maintain a constant effective rate so that the convertible bond will have a value of $200 million on maturity. The bonds will be redeemed at 100% of their principal amount and will, unless previously redeemed, converted or purchased and cancelled, mature on January 30, 2019. We have a right to redeem the bonds at par plus accrued interest at any time during the term, provided that 90% or more of the bonds issued shall have been redeemed or converted to shares. 10,035,123 new shares would be issued if the bonds were converted at the current price of $19.93.

During 2015, $6.6 million has been amortized and recorded as interest expense.

Seller's credit
In 2013, the Former Golden Ocean purchased two vessels at which time the seller provided a 30% seller’s credit towards the cost of the vessel. The fair value of the sellers credit at the time of the Merger was $4.5 million based on the discounted value. The difference of $0.3 million is being amortized over the remaining life of the seller's credit so as to maintain a constant effective rate so that the seller's credit will have a value of $4.8 million on maturity in 2016.

During 2015, $0.2 million has been amortized and recorded interest expense.

The outstanding debt as of December 31, 2015 is repayable as follows:

(in thousands of $)
2016	20,380
2017	—
2018	82,230
2019	476,872
2020	364,451
Thereafter	22,545
966,478
Amortization of purchase price adjustment	(32,185)
934,293

Assets pledged
As of December 31, 2015, forty vessels (2014: thirteen vessels) with an aggregate carrying value of $1,488.2 million (2014: $852.7 million) were pledged as security for our floating rate debt.